UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLEVELAND BIOLABS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CLEVELAND BIOLABS, INC.

ANNUAL MEETING OF STOCKHOLDERS
June 25, 2009
__________

NOTICE AND PROXY STATEMENT

CLEVELAND BIOLABS, INC.

April 29, 2009

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of Stockholders of Cleveland BioLabs, Inc. (the “Company” or “CBLI”) to be held at the Holiday Inn-Buffalo Downtown, 620 Delaware Avenue, Buffalo, New York 14202 on June 25, 2009, at 10:00 a.m., Eastern Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters that we expect to be acted upon at the Annual Meeting.  Summarized briefly, they consist of the proposals listed below.

•	First, to elect each of the Company’s seven directors to an additional one-year term expiring at the 2010 Annual Meeting;

•	Second, to ratify the appointment of Meaden & Moore, Ltd. by the Audit Committee of the Board of Directors as the Company’s independent auditor for the fiscal year ending December 31, 2009;

•	Third, to approve the issuance of shares of common stock issuable upon:

•	conversion of shares of Series D Convertible Preferred Stock, par value $0.005 per share (“Series D Preferred”), and

•	exercise of Common Stock Purchase Warrants (the “Warrants”) to purchase shares of common stock;

•	Fourth, to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000; and

•	Fifth, to transact such other business as may properly come before the meeting.

The Series D Preferred and the Warrants were issued in connection with a private placement transaction between the Company and various accredited investors, which was consummated through closings on February 13, 2009, March 20, 2009, and March 27, 2009. Under The NASDAQ Marketplace Rules, stockholder approval of this issuance is required because:

•	these securities can be converted into, or exercised for, a number of shares greater than 20% of the number of shares of common stock outstanding before the private placement; and

•
the issuance of these securities is deemed, under The NASDAQ Marketplace Rules, to be an issuance of shares of common stock at a price less than the greater of book or market value of the Company’s common stock, as of the date of the private placement.

Proposal 3 of the Proxy Statement discusses the private placement in more detail, and the full text of the agreements that the Company entered into to consummate the private placement, along with documents that fully define the terms of the securities issued in the transaction, are attached to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 30, 2009. In connection with the private placement, certain of our stockholders entered into Voting Agreements whereby each such stockholder agreed to vote all of its shares in favor of the issuance of all of the common stock issuable upon conversion of the Series D Preferred and exercise of the Warrants, and the increase in the authorized shares of common stock. These stockholders hold approximately ____% of the shares that are eligible to be voted at the Annual Meeting.

The Board of Directors of the Company recommends that you vote “FOR” each proposal set forth in this Notice and Proxy Statement.

A copy of the Company’s annual report to stockholders is enclosed for your information. During the Annual Meeting, stockholders will view a presentation by CBLI’s management and have the opportunity to ask questions.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares as soon as possible.  For your convenience, you may vote by telephone by calling toll-free at 1-866-894-0537 or via the Internet at www.continentalstock.com and following the instructions on the enclosed voting instruction card.  Alternatively, you may sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We look forward to seeing you on June 25, 2009.

Sincerely,

/s/ Bernard L. Kasten
BERNARD L. KASTEN
Chairman of the Board

CLEVELAND BIOLABS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2009

To the Stockholders of
Cleveland BioLabs, Inc.:

The Annual Meeting of Stockholders of Cleveland BioLabs, Inc. (“CBLI”) will be held at 10:00 a.m., Eastern Time, on June 25, 2009, at the Holiday Inn-Buffalo Downtown, 620 Delaware Avenue, Buffalo, New York 14202 for the following purposes:

(1)	To elect seven directors to CBLI’s Board of Directors;

(2)
To ratify the appointment of Meaden & Moore, Ltd. by the Audit Committee of the Board of Directors as the independent auditor of CBLI’s financial statements for the fiscal year ending December 31, 2009;

(3)
To approve the issuance of shares of CBLI’s common stock issuable upon conversion of shares of CBLI’s Series D Convertible Preferred Stock and exercise of Common Stock Purchase Warrants, which preferred stock and warrants were issued pursuant to the Securities Purchase Agreements entered into on February 13, 2009, March 20, 2009, and March 27, 2009, by and among CBLI and the buyers listed therein;

(4)	To approve an amendment to CBLI’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000; and

(5)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 27, 2009, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement and the enclosed proxy are first being mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about April 29, 2009.

/s/ Yakov Kogan
Yakov Kogan
Chief Operating Officer and Secretary
Buffalo, NY
April 29, 2009

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please either (1) vote your shares by telephone or on the Internet by following the instructions on the voting instruction card, or (2) complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
(716) 849-6810

PROXY STATEMENT

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cleveland BioLabs, Inc., a Delaware corporation (“CBLI,” the “Company,” “we,” “us” or “our”), of proxies to be voted at our 2009 Annual Meeting of Stockholders and at any adjournment or postponements thereof.

You are invited to attend our 2009 Annual Meeting of Stockholders on June 25, 2009, beginning at 10:00 a.m., Eastern Time. The Annual Meeting will be held at the Holiday Inn-Buffalo Downtown, 620 Delaware Avenue, Buffalo, New York 14202. During the Annual Meeting, stockholders will view a presentation by our management and have the opportunity to ask questions. Representatives from our auditor, Meaden & Moore, Ltd., will also be available to answer questions.

This Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy are being mailed to stockholders starting on or about April 29, 2009.

Who is entitled to vote at the Annual Meeting?

Holders of CBLI common stock, par value $0.005 per share (the “Common Stock”), as of the close of business on April 27, 2009 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Holders of CBLI Series B Convertible Preferred Stock, par value $0.005 per share (the “Series B Preferred”), as of the close of business on the Record Date are also entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, except that holders of Series B Preferred are not eligible to vote their Series B Preferred if and to the extent that giving effect to such voting rights would result in the holder being deemed to beneficially own in excess of 9.99% of the number of the shares of Common Stock outstanding immediately after giving effect to the voting rights. The shares of Series B Preferred that are not affected by this limitation and that are therefore entitled to vote are referred to herein as the “Eligible Series B Preferred.” As of the Record Date, CBLI had outstanding __________________ shares of Common Stock, __________________ shares of Series B Preferred, and __________________ shares of Eligible Series B Preferred. Each share of Common Stock is entitled to one vote. Each share of Eligible Series B Preferred is entitled to the number of votes equal to the number of shares of Common Stock that such share could be converted into as of the Record Date. As of the Record Date, each share of Series B Preferred was convertible into approximately 1.49893 shares of Common Stock and therefore entitles its holder to approximately 1.49893 votes. Thus, the __________________ shares of outstanding Eligible Series B Preferred, in the aggregate, possess __________________ votes.

Including the votes underlying the Common Stock and the Eligible Series B Preferred in the aggregate, there are a total of __________________ eligible votes at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of Common Stock or Series B Preferred, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with CBLI’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” The Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy have been sent directly to you by CBLI.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

What constitutes a quorum?

The required quorum for transaction of business at the Annual Meeting will be a majority of the votes underlying the shares of Common Stock and Eligible Series B Preferred that are issued and outstanding as of the Record Date. Votes cast by proxy or in person and entitled to be cast at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will determine whether or not a quorum is present.

What is the Board of Directors’ recommendation with respect to each proposal?

The Board of Directors recommends that you:

•	vote FOR all of the Board of Directors’ nominees for election as directors;

•	vote FOR the ratification of the appointment of Meaden & Moore, Ltd. as the independent auditor of our financial statements for the year ending December 31, 2009;

•
vote FOR the approval of the issuance of shares of Common Stock that are issuable upon conversion of the Series D Convertible Preferred Stock, par value $0.005 per share (the “Series D Preferred”) or exercise of the Common Stock Purchase Warrants (the “Warrants”) that were issued pursuant to the Securities Purchase Agreements dated February 13, 2009, March 20, 2009, and March 27, 2009, by and among the Company and the buyers listed therein; and

•	vote FOR the approval of an amendment to CBLI’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000.

What vote is required to approve each proposal?

•
Election of Directors.  A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director, which means that the seven persons receiving the highest number of “FOR” votes will be elected. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Since the seven nominees for the Board of Directors are running uncontested, each of the nominees will be elected, regardless of how many votes are withheld with respect to such nominee.

•
Ratification of Auditor.  The affirmative vote of a majority of the votes underlying the shares of Common Stock and Eligible Series B Preferred represented in person or by proxy and entitled to be cast at the Annual Meeting is required to ratify the appointment by the Audit Committee of Meaden & Moore, Ltd. as the independent auditor of CBLI’s financial statements for the year ending December 31, 2009.

•
Approval of Issuance of Securities Convertible or Exercisable into Common Stock.  The affirmative vote of a majority of the votes underlying the shares of Common Stock and Eligible Series B Preferred represented in person or by proxy and entitled to be cast at the Annual Meeting is required to approve the issuance of shares of Common Stock that are issuable upon conversion of the Series D Preferred or exercise of the Warrants that were issued pursuant to the Securities Purchase Agreements dated February 13, 2009, March 20, 2009, and March 27, 2009. You should be aware that certain of our stockholders agreed to vote in favor of the issuance pursuant to the Voting Agreements (defined and described under Proposal 3). Shares held by these stockholders accounted for approximately ____% of all votes entitled to be cast as of the Record Date.

•
Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock.  The affirmative vote of a majority of the votes represented by the shares of outstanding Common Stock and shares of Common Stock underlying the outstanding Eligible Series B Preferred, voting together as a single class, is required to approve the amendment to CBLI’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000. You should be aware that certain of our stockholders agreed to vote in favor of this amendment pursuant to the Voting Agreement (defined and described under Proposal 3). Shares held by these stockholders accounted for approximately ____% of all votes entitled to be cast as of the Record Date.

What is the private placement?

On February 13, 2009, March 20, 2009, and March 27, 2009, we entered into Securities Purchase Agreements (the “Purchase Agreement”) with various accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers Series D Preferred convertible, upon stockholder approval, into an aggregate of 3,877,386 shares of our Common Stock and Warrants that are exercisable, upon stockholder approval, for an aggregate of 3,877,386 shares of our Common Stock (the “Series D Transaction”). The Series D Preferred had an initial conversion price of $1.85 per share and the Warrants had an initial exercise price of $2.60 per share, but immediately prior to the closing on March 20, 2009, we:  (i) issued to a designee of Garden State Securities, Inc. (“GSS”), in partial consideration for GSS’ services as exclusive placement agent for the Series D Transaction, a common stock purchase warrant to purchase ten shares of Common Stock, at an exercise price of $1.40 in order to lower the conversion price of the Series D Preferred to $1.40 pursuant to the anti-dilution provisions contained in the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Certificate of Designation”), (ii) entered into an Amendment and Waiver Agreement with the Purchasers from the February 13, 2009 closing (the “Amendment and Waiver Agreement”), pursuant to which such Purchasers agreed to amend the Purchase Agreement to extend the deadline for holding the annual meeting to June 26, 2009, and the deadline for completing the offering to March 27, 2009, and waive certain rights that they would otherwise have had as a result of the March 20, 2009 closing, including the full anti-dilution protection of their Warrants, such that the exercise price of their Warrants was reduced to $1.60 per share (rather than to $1.40 as it otherwise would have been), and the number of shares of Common Stock underlying their Warrants was increased based on the adjusted conversion price of the Series D Preferred ($1.40), and (iii) entered into an Amendment and Reaffirmation Agreement with the Purchasers from the March 20, 2009 closing (the “Amendment and Reaffirmation Agreement”), pursuant to which such Purchasers agreed to amend certain terms of the Purchase Agreement that they had originally executed, including to change the conversion price of the Series D Preferred to $1.40, and to change the exercise price of the Warrants to $1.60. Purchasers in the March 27, 2009 closing also executed an Amendment and Reaffirmation Agreement. As a result of these actions, all outstanding shares of Series D Preferred have a conversion price of $1.40 as of the date hereof, subject to future adjustment for various events, and all Warrants have an exercise price of $1.60 as of the date hereof, subject to future adjustment for various events.

In the event of a conversion of Series D Preferred at the conversion price of $1.40, one share of Series D Preferred would convert into approximately 7,143 shares of Common Stock. To the extent, however, that the conversion price of the Series D Preferred is reduced as a result of certain automatic adjustments, milestone adjustments, anti-dilution protections, or other adjustments set forth in the Certificate of Designation and described below under Proposal 3, the number of shares of Common Stock into which the Series D Preferred are convertible will increase. The exercise price of the Warrants is also subject to adjustment pursuant to anti-dilution provisions similar to those in the Certificate of Designation.

The aggregate purchase price paid by the Purchasers for the Series D Preferred and the Warrants was approximately $5,428,307. After related fees and expenses, we received net proceeds of approximately $4,460,000. The Company intends to use the proceeds for working capital purposes.

The Company also issued Warrants to purchase 387,736 shares of Common Stock to GSS and its designees (including the Warrant to purchase ten shares of Common Stock issued immediately prior to the March 20, 2009 closing), as partial compensation for its services as the exclusive placement agent in the private placement.

In total, upon stockholder approval, the securities issued in the private placement will be convertible into, or exercisable for, up to approximately 8,142,508 shares of our Common Stock, which amount will increase based on events that cause a reduction in the conversion price of the Series D Preferred or the exercise price of the Warrants.

Why is the Company seeking stockholder approval for the issuance of the securities pursuant to the private placement?

Because our Common Stock is listed on The NASDAQ Capital Market, we are subject to The NASDAQ Marketplace Rules. Under NASDAQ Marketplace Rule 4350(i)(1)(D)(ii), we must obtain stockholder approval for any issuance or sale of Common Stock, or securities convertible into, or exercisable for, Common Stock that is (1) equal to 20% or more of our outstanding Common Stock before the issuance or sale and (2) at a price per share below the greater of book or market value of our Common Stock at the time of the issuance or sale.  Thus, stockholder approval is required in this instance for the following reasons:

•
In the private placement, we issued securities that are convertible into, or exercisable for, approximately 8,142,508 shares of Common Stock, which was in excess of 20% of the outstanding Common Stock before the issuance or sale. Because of the limitation imposed by The NASDAQ Marketplace Rules, we and the Purchasers have agreed that we may not issue any shares of Common Stock upon conversion of the Series D Preferred or exercise of any Warrant if the conversion or exercise would cause us to issue an aggregate of more than 2,770,160 shares of Common Stock (the “Issuable Maximum,” which equates to approximately 19.99% of our total outstanding Common Stock prior to the private placement). Accordingly, until stockholder approval is obtained for the issuance of the shares of Common Stock underlying the Series D Preferred and the Warrants, each Purchaser is only entitled to its pro rata portion of the Issuable Maximum. A Purchaser may allocate such pro rata portion among Series D Preferred or Warrants in its discretion.

•
Each share of Series D Preferred is convertible into approximately 7,143 shares of Common Stock and was sold together with a Warrant to purchase an equivalent number of shares of our Common Stock, in each case subject to adjustment for anti-dilution or other events as described herein. The purchase price for each share of Series D Preferred and Warrant collectively was $10,000.  Each share of Common Stock deemed to have been issued in the private placement was therefore issued for less than the $2.95 closing price of our Common Stock on The NASDAQ Capital Market on February 13, 2009.

Why does the Board of Directors believe it is in the best interests of the Company to issue the securities pursuant to the private placement?

Upon assessing our short-term and long-term capital requirements and the Company’s projected operating losses, we considered various financing alternatives and consulted with financial and other advisors. Our Board of Directors reviewed other information regarding transactions of this nature and took into account, in light of the Company’s capital requirements, the likelihood and timing of consummating this or similar transactions and the market for available capital. Only after concluding that the terms of the private placement were reasonable and also in the best interests of the Company and its stockholders, did the Board authorize management to proceed to completion.

The $4,460,000 million of net proceeds acquired in the transaction will be essential in providing us with the working capital necessary to support and pursue our research, development, clinical and regulatory objectives.

What if Proposals 3 and 4 are not approved?

In connection with the Series D Transaction, we agreed to seek stockholder approval of (i) the issuance of the Common Stock underlying the securities pursuant to the private placement and (ii) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock no later than June 26, 2009. If we obtain stockholder approval of these proposals at the 2009 Annual Meeting of Stockholders, this requirement will have been satisfied. However, if stockholder approval is not obtained at the 2009 Annual Meeting, we are obligated under the Purchase Agreement to cause an additional stockholder meeting to be held every 60 days thereafter until stockholder approval is obtained.

Until stockholder approval is obtained, Series D Preferred and Warrants convertible into or exercisable for approximately 5,372,348 shares of Common Stock will not be convertible or exercisable.

Will the issuance of the securities pursuant to the private placement dilute the existing stockholders’ percentage of ownership in the Company?

The issuance of shares of Common Stock that are issuable upon conversion of the Series D Preferred or upon exercise of the Warrants will dilute your existing holdings of Common Stock upon conversion or exercise of those securities. Specifically, upon receipt of stockholder approval, the securities issued pursuant to the private placement will be convertible into, or exercisable for, a total of approximately 8,142,508 shares of Common Stock. Upon the conversion and exercise of all of these securities into Common Stock (and assuming no changes to the rate at which the Series D Preferred convert into Common Stock), the aggregate ownership of all holders of the Company’s Common Stock prior to the private placement (not including shares of Common Stock underlying the then outstanding Series B Preferred) will be reduced to approximately 63% of outstanding shares.

Furthermore, pursuant to the terms of the private placement of Series B Preferred, Series B Warrants, and Series C Warrants consummated by the Company on March 16, 2007 (the “Series B Transaction”), the Series D Transaction constituted a “dilutive issuance,” i.e. an issuance of securities convertible into or exercisable for shares of Common Stock at a price deemed lower than the conversion price of the Series B Preferred and the exercise prices of the Series B Warrants and Series C Warrants then in effect. As such, the number of shares of Common Stock into which the Series B Preferred are convertible and the Series B Warrants and Series C Warrants are exercisable increased on a “weighted-average” basis, thus causing further dilution to the percentage ownership of existing stockholders of the Company. Specifically, after the closing of the Series D Transaction, the aggregate number of shares of Common Stock into which the 2,863,974 shares of then outstanding Series B Preferred were convertible increased to approximately 4,292,901 (from 2,863,974 prior to the Series D Transaction), and the number of shares of Common Stock issuable upon exercise of the outstanding Series B Warrants and Series C Warrants increased to approximately 3,609,261 and 408,032, respectively (from 2,365,582 and 267,074, respectively, prior to the Series D Transaction).

In addition, the conversion price of the Series D Preferred is subject to reduction pursuant to certain automatic adjustments, milestone adjustments, anti-dilution protections, and other adjustments set forth in the Certificate of Designation and described below under Proposal 3. Upon such reductions in conversion price, the number of shares of Common Stock into which the Series D Preferred are convertible will increase, and the dilutive effect of the Series D Transaction on existing stockholders could become substantially greater. Likewise, these reductions will again constitute a dilutive issuance under the terms of the Series B Transaction, thus causing the number of shares of Common Stock into which the Series B Preferred are convertible and the Series B Warrants and Series C Warrants are exercisable to further increase and further diluting the percentage ownership of existing stockholders.

How do I vote?

If you complete and properly sign and return the accompanying proxy card, it will be voted as directed on such proxy card.  You may also vote by telephone or through the Internet by following the instructions on the voting instruction card accompanying this Proxy Statement. The deadline for voting by telephone or via the Internet is 7:00 p.m., Eastern Time, on June 24, 2009.

If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person.  If, however, you hold your shares in “street name” and wish to vote at the annual meeting, you will need to obtain a proxy from the bank, broker or other nominee that holds your shares and present it at the Annual Meeting.

Who are the persons selected by CBLI’s Board of Directors to serve as proxies?

Michael Fonstein and John A. Marhofer, Jr., the persons named as proxies on the proxy card and voting instruction card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity.  Michael Fonstein is the Chief Executive Officer and President of the Company, and John A. Marhofer, Jr. is the Chief Financial Officer of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by CBLI for the meeting.

Will abstentions, withheld votes  and broker non-votes affect the voting results?

Abstentions and withheld votes will be counted by the election inspector towards determining whether a quorum is present. With respect to Proposals 2 and 3, which require approval of a majority of the votes underlying the shares entitled to vote and represented in person or by proxy, and Proposal 4, which requires approval of a majority of the votes represented by the shares of outstanding Common Stock and the shares of Common Stock underlying the outstanding Eligible Series B Preferred, voting together as a single class, abstentions will have the same effect as voting against the proposal.  With respect to Proposal 1, for which each nominee must receive a plurality of shares entitled to vote and represented in person or by proxy, withheld votes will have no effect on the outcome of the vote on such proposal.

Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the uncontested election of directors described in Proposal 1 or the approval of auditors described in Proposal 2. In contrast, brokers do not have discretionary authority to vote shares held in “street name” on non-routine matters, such as the items described under Proposals 3 and 4, without your instructions.

Broker non-votes will be counted by the election inspector towards determining whether a quorum is present. Broker non-votes will not be counted as present and entitled to vote on a particular proposal and therefore will have no effect on the outcome of Proposal 3, but will have the same effect as voting against Proposal 4.

Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or Internet?

Yes. Even after you have submitted your proxy, whether by sending in a proxy card, or voting by telephone or on the Internet, you may change your vote at any time before the proxy is exercised by filing with CBLI’s Secretary a notice of revocation or by submitting another proxy, whether by sending in a proxy card, or voting by telephone or on the Internet, which proxy bears a later date. If you vote in person at the Annual Meeting, a previously granted proxy will be revoked. However, attendance at the Annual Meeting will not by itself revoke a previously granted proxy.  For shares held in “street name,” you may revoke your previously granted proxy by submitting new voting instructions to your bank, broker or other nominee or contacting the person responsible for your account and instructing that person to execute on your behalf the proxy card as soon as possible.

Could other matters be decided at the Annual Meeting?

Yes. As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing June 15, 2009, and continuing through the date of the Annual Meeting, at the principal offices of CBLI, 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?

CBLI’s Annual Report to Stockholders for the year ended December 31, 2008, containing financial and other information pertaining to CBLI, is being furnished to stockholders with this Proxy Statement.  The Notice of Annual Meeting of Stockholders, Proxy Statement, Form 10-K and Annual Report to Stockholders are available on the Company’s website at www.cbiolabs.com under the link “Investors.”

PROPOSAL 1
ELECTION OF DIRECTORS

CBLI’s Board of Directors consists of seven directors, each of whom is a nominee in the current election. If elected, the seven nominees for election as directors at CBLI’s 2009 Annual Meeting of Stockholders will serve for one year terms expiring at CBLI’s 2010 Annual Meeting of Stockholders. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of CBLI. See “Nominees” below.

In accordance with NASDAQ Marketplace Rule 4350(c), and the standard of independence defined in NASDAQ Marketplace Rule 4200(a)(15), “independent directors” make up a majority of CBLI’s Board of Directors. CBLI’s independent directors are James J. Antal, Paul E. DiCorleto, Bernard L. Kasten, and H. Daniel Perez. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of the Board of Directors, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with the Cleveland Clinic and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders. Messrs. DiCorleto, Kasten and Perez make up our Nominating and Corporate Governance Committee. Messrs. Antal, Kasten and Perez make up our Compensation Committee and Audit Committee. As members of CBLI’s Audit Committee, Messrs. Antal, Kasten, and Perez meet the additional independence requirements for audit committee members under NASDAQ Marketplace Rule 4350(d). Specifically, Messrs. Antal, Kasten, and Perez satisfy the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and are able to read and understand fundamental financial statements.

The Nominating and Corporate Governance Committee of the Board has reviewed the performance of the Board, and has recommended that all nominees be approved for reelection. If at the time of the Annual Meeting, any of the Board of Directors’ nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any of the nominees will be unable or decline to serve as a director if elected.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

Name	Age	Positions with CBLI
Bernard L. Kasten (1)(2)(3)	62	Chairman of the Board
James J. Antal (1)(3)	58	Director
Paul E. DiCorleto (2)(3)	57	Director
Michael Fonstein, Ph.D.	49	Director, Chief Executive Officer, President
Andrei Gudkov, Ph.D.	52	Director, Chief Scientific Officer
Yakov Kogan, Ph.D.	36	Director, Chief Operating Officer, Secretary
H. Daniel Perez (1)(2)(3)	59	Director

(1) Member of the Audit Committee and Compensation Committee.

(2) Member of the Nominating and Corporate Governance Committee.

(3) Determined to be independent, in accordance with NASDAQ Marketplace Rules.

Bernard L. Kasten, M.D. Dr. Kasten became a member of our board on July 20, 2006 and was appointed Chairman of the Board on August 30, 2006. From 1995 to 2004, Dr. Kasten served at Quest Diagnostics Incorporated where he was Chief Laboratory Officer and most recently Vice President of Medical Affairs of its MedPlus Inc. subsidiary. Dr. Kasten served as a director of SIGA Technologies from May 2003 to December 2006, and as SIGA’s Chief Executive Officer from July 2004 through April 2006. Dr. Kasten currently serves as a director of Enzo BioChem Inc. and GeneLink Inc. Dr. Kasten is also a director of several privately held companies. Dr. Kasten is a graduate of the Ohio State University College of Medicine. His residency was served at the University of Miami, Florida, and he was awarded fellowships at the National Institutes of Health Clinical Center and NCI, Bethesda, Maryland. He is a diplomat of the American Board of Pathology with certification in anatomic and clinical pathology with sub-specialty certification in Medical Microbiology.

James J. Antal Mr. Antal became a member of our board on July 20, 2006. Mr. Antal served as Chief Financial Officer of Experian from 1996 to 2001 and as Chief Investment Officer of Experian from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. He also served on the Board of Directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from The Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Starting in 2002, Mr. Antal served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and corporate governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. In July 2005, he joined Pathway Data Inc, a privately held company engaged in consumer credit notification and identity theft assistance services, as its part-time Chief Financial Officer.

Paul E. DiCorleto, Ph.D. Dr. DiCorleto has served as one of our directors since 2004. He is the Chairman of the Lerner Research Institute of the Cleveland Clinic and Chairman of the Department of Molecular Medicine at the Case School of Medicine. Dr. DiCorleto received his undergraduate training in chemistry at Rensselaer Polytechnic Institute and his doctorate in biochemistry from Cornell University. Dr. DiCorleto’s research focuses on the molecular and cellular basis of atherosclerosis. He has been with the Cleveland Clinic since 1981, having served previously as Chairman of the Department of Cell Biology, as an Associate Chief of Staff, and as a member of the Clinic’s Board of Governors and Board of Trustees. Dr. DiCorleto is currently serving, as the most recent past president, on the Executive Committee of the North American Vascular Biology Organization, as chair of the Vascular Biology study section of the national American Heart Association, and as a member of the Association of American Medical Colleges’ Advisory Panel on Research.

Michael Fonstein, Ph.D. Dr. Fonstein has served as our Chief Executive Officer, President, and as one of our directors since our inception in June 2003. He served as Director of the DNA Sequencing Center at the University of Chicago from its creation in 1994 to 1998, when he left to found Integrated Genomics, Inc. located in Chicago, Illinois. He served as CEO and President of Integrated Genomics from 1997 to 2003. Dr. Fonstein has won several business awards, including the Incubator of the Year Award from the Association of University Related Research Parks. He was also the winner of a coveted KPMG Illinois High Tech Award.

Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Prior to 1990, he worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. In 1990, he reestablished his lab at the University of Illinois at Chicago where he became a tenured faculty member in the Department of Molecular Genetics. His lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. In 1999, he defined p53 as a major determinant of cancer treatment side effects and suggested this protein as a target for therapeutic suppression. In 2001, Dr. Gudkov moved his laboratory to the Lerner Research Institute at the Cleveland Clinic where he became Chairman of the Department of Molecular Biology and Professor of Biochemistry at Case Western Reserve University. In May 2007, Dr. Gudkov became Senior Vice President of Research Programming and Development for Roswell Park Cancer Institute.

Yakov Kogan, Ph.D. Dr. Kogan has served as one of our directors since our inception in June 2003, as Secretary since March 2006, and as Chief Operating Officer since February 2008. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, as Director for Business Development at Integrated Genomics, he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School Of Business.

H. Daniel Perez, M.D. Dr. Perez became a member of our board on July 20, 2006. Dr. Perez is currently a Venture Partner at Bay City Capital, LLC, a venture firm located in San Francisco. From 2001 until 2006, Dr. Perez was the President and CEO of Berlex Biosciences. He joined Berlex Biosciences in 1993. Berlex Biosciences combined biotechnology and pharmaceutical discovery and development technologies to deliver innovative treatments for cardiovascular, cancer and immuno-based disorders. He earned his undergraduate degree at Mariano Moreno School, Argentina and graduated from Buenos Aires University Medical School. After completing an internship and residency in internal medicine at Beth Israel Medical Center in New York, Dr. Perez was a Fellow in Rheumatology at New York University-Bellevue Medical Center. He served on the NYU faculty until he was recruited by the University of California at San Francisco (UCSF) Medical School to start the Rosalind Russell Arthritis Center at San Francisco General Hospital under the direction of Dr. Ira Goldstein. Dr. Perez is currently a Professor of Medicine at UCSF.

The Board of Directors recommends that stockholders vote FOR all of the Board of Directors’ nominees for election as directors.

DIRECTOR COMPENSATION

For their service during the one-year term following the 2008 Annual Meeting, each of our independent directors received an annual retainer of $50,000. In addition, the chairperson of the Audit Committee (Mr. Antal) received an annual fee of $15,000 and the other members of the Audit Committee (Messrs. Kasten and Perez) each received an annual fee of $10,000. The chairperson of the Compensation Committee (Mr. Kasten) received an annual fee of $7,500 and the other members of the Compensation Committee (Messrs. Antal and Perez) each received $5,000. Each member of the Nominating and Corporate Governance Committee (Messrs. Kasten, DiCorleto, and Perez), including the chairperson, received an annual fee of $2,500. For the year ending December 31, 2008, we granted to each of our independent directors options to purchase 35,000 shares of Common Stock at an exercise price of $5.88 per share. All of those options were awarded on April 29, 2008, vested immediately upon grant and are exercisable for ten years. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending Board or Committee meetings.

The total compensation of our directors (other than those directors whose compensation is disclosed herein under the heading “Executive Compensation”) for the year ended December 31, 2008 in their capacity as directors is shown in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bernard L. Kasten	$70,000	-	$134,400	-	-	-	$204,400

H. Daniel Perez	$67,500	-	$134,400	-	-	-	$201,900

James J. Antal	$70,000	-	$134,400	-	-	-	$204,400

Paul E. DiCorleto	$52,500	-	$134,400	-	-	-	$186,900

Andrei Gudkov(3)	-	-	-	-	-	-	-

(1)
For services for the one-year term preceding the 2008 Annual Meeting, Messrs. Kasten, Perez, Antal and DiCorleto were paid $35,000, $33,750, $35,000 and $26,250 respectively in January and April 2008. The remaining portions of the amounts listed in this column reflect compensation for services rendered during the one-year term after the 2008 Annual Meeting that was paid in 2008.

(2)
On April 29, 2008, following their election at the 2008 Annual Meeting, Messrs. Kasten, Perez, Antal, and DiCorleto each received options to purchase 35,000 shares of Common Stock at an exercise price of $5.88 per share. All of those options vested immediately upon grant and are exercisable for ten years. Award amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.

(3)
For his services as Chief Scientific Officer, Mr. Gudkov received $114,215 in cash compensation in 2008 and options to purchase 137,250 shares of Common Stock at an exercise price of $4.00 per share in 2008 (for services provided in 2007). He received no additional compensation for serving as a director.

Board Meetings— During the year ended December 31, 2008, the Board of Directors held 12 meetings, and each director attended at least 75% of the aggregate of the total number of Board of Directors meetings and the total number of Committee meetings on which he served. Directors are expected to attend the Annual Meeting, absent unusual circumstances. All seven directors attended the 2008 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of The NASDAQ Capital Market.   Each Committee has a written charter that is posted on the Company’s website, www.cbiolabs.com, under the link “Investors.” Each of Messrs. Antal, DiCorleto, Kasten, and Perez is independent under The NASDAQ Marketplace Rules and the Exchange Act. The members of the Audit Committee are Messrs. Antal (Chairperson), Kasten, and Perez. The members of the Compensation Committee are Messrs. Kasten (Chairperson), Antal, and Perez. The members of the Nominating and Corporate Governance Committee are Messrs. Kasten (Chairperson), DiCorleto, and Perez. Executive sessions of the independent directors are to be held at least twice per year.

Audit Committee— The Audit Committee generally has direct responsibility and oversight for CBLI’s accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in CBLI’s quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor. The Board of Directors has determined that Mr. Antal is an “audit committee financial expert,” as that term is defined in the Securities and Exchange Commission (the “SEC”) rules adopted pursuant to the Sarbanes-Oxley Act. During the year ended December 31, 2008, the Audit Committee held four meetings. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee— The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of CBLI’s goals and objectives. When determining the long-term incentive component of executive compensation, the Compensation Committee considers CBLI’s performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. The Compensation Committee makes recommendations to the full Board of Directors with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Compensation Committee has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve the professional’s fees. The Compensation Committee may also establish subcommittees of entirely independent directors to evaluate special or unique matters. During the year ended December 31, 2008, the Compensation Committee held three meetings.

Nominating and Corporate Governance Committee— The Nominating and Corporate Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in CBLI’s Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of other Board committees. The Nominating and Corporate Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board of Directors, periodically, CBLI’s corporate governance principles. During the year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

Corporate Governance Guidelines— The Board of Directors has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board of Directors in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of CBLI’s stockholders. The Corporate Governance Guidelines are posted on the Company’s website, www.cbiolabs.com, under the link “Investors.”

Code of Ethics for Senior Executives and Independent Directors and Code of Conduct— The Board of Directors has adopted a Code of Ethics for Senior Executives and Independent Directors that is specifically applicable to its independent directors, executive officers and senior financial officers, including its principal executive officer and its principal financial officer. The Code of Ethics for Senior Executives and Independent Directors is posted on the Company’s website, www.cbiolabs.com, under the link “Investors.” CBLI has also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which the Company is subject. The Code of Conduct is applicable to all of CBLI’s employees, officers and directors, and is posted on the Company’s website, www.cbiolabs.com, under the link “Investors.”

Nominating Procedures— As described above, the Company has a standing Nominating and Corporate Governance Committee and its charter is posted on the Company’s website, www.cbiolabs.com, under the link “Investors.”

The Nominating and Corporate Governance Committee considers many factors when considering candidates for the Board of Directors and strives for the Board to be comprised of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee.

In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee or stockholder-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also take into account the director’s history of attendance at meetings of the Board of Directors or its committees, the director’s tenure as a member of the Board of Directors, and the director’s preparation for and participation in such meetings.

The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Governance Committee has the authority under its charter to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board of Directors after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company’s By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein under “Miscellaneous and Other Matters.”

Communications with the Board of Directors— Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to CBLI Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board of Directors may change the process or means by which stockholders may communicate with the Board or its members. Please refer to CBLI’s website, www.cbiolabs.com, for any changes in this process.

Transactions with Related Parties— Pursuant to the Company’s Code of Conduct, the Audit Committee must approve in advance any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in a competitor, customer or supplier of the Company, or where gifts or loans of value in excess of $200 are received in a year from suppliers, customers or competitors of CBLI. The policy also requires disclosure or approval where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, CBLI.

On or around May 31, 2006, we entered into a Collaboration Agreement with one of our stockholders, ChemBridge Corporation (“ChemBridge”), which at the time beneficially owned approximately 6.12% of our Common Stock and which, as of December 31, 2008, beneficially owned approximately 4.43% of our Common Stock. Pursuant to the Collaboration Agreement, we and ChemBridge agreed to collaborate on efforts to research and develop pharmaceutical compounds targeting renal cell carcinoma (a highly fatal form of kidney disease) and other cancers. The financial commitment from each party depends on the success of each step of the project. As part of the agreement, ChemBridge has agreed to provide 5.25 full-time equivalent personnel in exchange for a 50% interest in all developed pharmaceutical compounds.

Pursuant to our existing license agreement with The Cleveland Clinic Foundation (“CCF”), we had paid as of December 31, 2008, $350,000 in milestone payments. Since our inception, we have subcontracted with CCF for grants, and lab and other services, in the approximate amount of $3,064,000, of which approximately $519,000 was paid in 2008. As of December 31, 2008, CCF beneficially owned approximately 9.73% of our Common Stock.

In connection with the Series B Transaction in March 2007, we issued securities to Sunrise Securities Corp. (“SSC”) and Sunrise Equity Partners, LP. (“SEP”), affiliated entities that collectively owned more than 10% of the Company’s outstanding Common Stock at the time of the private placement. In the transaction, SEP purchased 600,000 shares of Series B Preferred and received Series B Warrants that were exercisable for 300,000 shares of Common Stock at the time of the private placement. We also issued 290,298 shares of Series B Preferred, Series B Warrants that were exercisable for 145,149 shares of Common Stock, and Series C Warrants that were exercisable for 267,074 shares of Common Stock to SSC and its designees in consideration for SSC’s services as lead placement agent. We also engaged SSC as our exclusive management agent regarding all exercises of the Series B Warrants, for which we will pay SSC a fee equal to 3.5% of the aggregate exercise price of each Series B Warrant, payable in cash if the exercise is in cash or in shares of Common Stock if the exercise is cashless. SSC’s role as lead placement agent in the private placement along with SEP’s role as a buyer presented a potential conflict of interest. As such, it was subject to a detailed review, and subsequent approval by both the Audit Committee and our Board of Directors.

EXECUTIVE OFFICERS

Set forth below is a table identifying the executive officer of CBLI who is not identified in the table entitled “Election of Directors—Nominees.”

Name	Age	Position
John A. Marhofer, Jr.	46	Chief Financial Officer

John (Jack) A. Marhofer, Jr., CMA, CFM Mr. Marhofer joined us as Controller and General Manager in February 2005 and was subsequently appointed to be our Chief Financial Officer in August 2005. He was Corporate Controller of Litehouse Products, Inc. from June 2001 to February 2005. Mr. Marhofer earned his Bachelor of Science in Accounting and Marketing from Miami University in Ohio in 1984, and his Masters in Business Administration in Finance from Akron University in Ohio in 1997, where he was named to the National Honor Society of the Financial Management Association.

The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors. There are no family relationships among any of the directors or officers of CBLI.

Section 16(a) Beneficial Ownership Reporting Compliance— Section 16 of the Exchange Act requires CBLI’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms it has received and written representations or the absence of written representations received in response to its inquiries, CBLI believes that, during 2008, all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

EXECUTIVE COMPENSATION

The following table provides information concerning compensation for services rendered to us for the years ended December 31, 2008 and December 31, 2007, paid to Michael Fonstein, who served as our principal executive officer, and our two most highly compensated executive officers (other than the principal executive officer), Messrs. Kogan and Marhofer (collectively, the “Named Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards(1) ($)		Non- Equity Incentive Plan Compens- ation ($)	Non- Qualified Deferred Compens -ation Earnings ($)	All Other Compens- ation ($)		Total ($)
Michael Fonstein	2008	243,601	-		-	-		-	-	12,214	(2)	255,815
Chief Executive Officer	2007	230,208	104,507	(3)	-	198,375	(4)	-	-	22,040	(5)	555,130

Yakov Kogan	2008	217,686	-		-	-		-	-	3,756	(6)	221,442
Chief Operating Officer and Secretary	2007	180,000	97,645	(7)	-	198,375	(8)	-	-	181,374	(9)	657,394

John A. Marhofer, Jr.	2008	165,856	-		-	-		-	-	-		165,856
Chief Financial Officer	2007	133,333	83,920	(10)	-	152,372	(11)	-	-	7,786	(12)	377,411

(1)	Option award amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.

(2)	Consists of reimbursement for commuting from primary residence in Chicago, Illinois.

(3)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $64,507 bonus for performance during 2007 paid in March 2008.

(4)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 137,250 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(5)	Consists of $12,929 in reimbursements for commuting from primary residence in Chicago, Illinois and $9,111 in reimbursements for relocation costs to Buffalo, New York.

(6)	Consists of reimbursement for relocation costs to Buffalo, New York.

(7)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $57,645 bonus for performance during 2007 paid in March 2008.

(8)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 137,250 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(9)	Consists of $97,720 in tuition reimbursement for masters in business administration program and $83,654 in reimbursements for relocation costs to Buffalo, New York.

(10)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $43,920 bonus for performance during 2007 paid in March 2008.

(11)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 91,500 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(12)	Consists of reimbursement for relocation costs to Buffalo, New York.

CBLI entered into employment agreements dated as of August 1, 2004 with each of Michael Fonstein, CBLI’s Chief Executive Officer, and Yakov Kogan, CBLI’s Chief Operating Officer. For the year ended December 31, 2008, Dr. Fonstein’s annual base salary was $243,601 and Dr. Kogan’s annual base salary was $217,686. These agreements had three-year initial terms and are renewed pursuant to their terms for successive one-year periods, unless earlier terminated in accordance with their terms. If either executive is terminated by CBLI without cause as described in the agreements, he would be entitled to severance pay equal to nine months of his annual salary. Pursuant to amendments to each employment agreement entered into to effect compliance with Section 409A of the Internal Revenue Code, such severance would not be paid until the earlier of six months and one day after termination or the executive’s death. The agreements also contain confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of CBLI’s intellectual property. Our Chief Scientific Officer, Andrei Gudkov, serves in such capacity pursuant to a consulting agreement, pursuant to which he was paid $114,215 and $119,256 in compensation for 2008 and 2007, respectively, and received options to purchase 137,250 and 37,500 shares of Common Stock in 2008 and 2007 (all of which options were for services provided in 2007), respectively.

On May 11, 2007, the Compensation Committee of the Board of Directors approved an executive compensation program designed to reward each of our executive officers for the achievement of certain pre-determined milestones. The purpose of the program is to link each executive officer's compensation to the achievement of key Company initiatives that the Compensation Committee believes have a strong potential to create long-term stockholder value.

Under the terms of this program, after each fiscal year, each component of our executive officers’ compensation packages – base salary, cash bonus and stock option awards – will be measured against the Company's achievement of (1) stock performance milestones, (2) scientific milestones, (3) business milestones and (4) financial milestones. The milestones will be set at the beginning of each fiscal year. Each set of milestones has a threshold level, a target level and a high performance level. For base salary, increases will range between 2% for threshold performance to 6% for high performance. For cash bonuses, awards will range between 15% of base salary for threshold performance and 60% of base salary for high performance. For stock option awards, awards will range between 50,000 stock options for threshold performance and 300,000 for high performance.  In recognition of the challenging economic environment confronting the Company and the industry as a whole, the executive officers agreed to forego cash and stock bonuses for 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Below is information relating to unexercised options held by the Named Officers as of December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Michael Fonstein	137,250	(1)	-		-	4.00	2/3/2018
	37,500	(2)				8.36	4/5/2017
Yakov Kogan	137,250	(1)	-		-	4.00	2/3/2018
	37,500	(2)				8.36	4/5/2017
John A. Marhofer, Jr.	91,500	(1)	5,000	(3)		4.00	2/3/2018
	25,000	(2)				8.36	4/5/2017
	15,000	(3)				4.50	2/28/2016
	23,184	(4)				0.67	6/30/2015

(1)	Immediately vested on the grant date of 2/4/2008

(2)	Immediately vested on the grant date of 4/6/2007

(3)
Options to acquire 5,000 shares of Common Stock immediately vested on grant date of 3/1/2006
Options to acquire 5,000 shares of Common Stock vested on 3/1/2007
Options to acquire 5,000 shares of Common Stock vested on 3/1/2008
Options to acquire 5,000 shares of Common Stock vest on 3/1/2009

(4)
Options to acquire 5,796 shares of Common Stock immediately vested on grant date of 7/1/2005
Options to acquire 5,796 shares of Common Stock vested on 7/1/2006
Options to acquire 5,796 shares of Common Stock vested on 7/1/2007
Options to acquire 5,796 shares of Common Stock vested on 7/1/2008

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Board of Directors maintains an Audit Committee comprised of three non-employee members of the Board of Directors. After reviewing the qualifications of the current members of the committee, and any relationships they may have with CBLI that might affect their independence from CBLI, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. CBLI’s independent auditors are responsible for expressing an opinion on the conformity of CBLI’s audited financial statements to generally accepted accounting principles in the United States.

The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, including the Company’s internal controls over financial reporting. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	Reviewed and discussed the audited financial statements with management;

(2)
Discussed with Meaden & Moore, Ltd. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the auditor’s judgments about the quality of the Company’s critical accounting policies and practices; and

(3)
Received and reviewed the written disclosures and the letters from Meaden & Moore, Ltd. required by applicable requirements of the Public Company Accounting Oversight Board regarding Meaden & Moore’s communications with the Audit Committee concerning independence, and discussed with Meaden & Moore any relationships that may impact Meaden & Moore’s objectivity or independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC on March 30, 2009.

AUDIT COMMITTEE
James J. Antal (Chairperson)
Bernard L. Kasten
H. Daniel Perez

Principal Accountant Fees and Services

Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore that sets forth the terms by which Meaden & Moore will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore to us are set forth below:

Audit Fees

Audit Fees were $77,724 for the year ended December 31, 2008 and were $69,910 for the year ended December 31, 2007. Audit Fees consisted of audit work performed in the preparation of financial statements, quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards and filings with the SEC.

Audit-Related Fees

There were no fees billed by Meaden & Moore for Audit-Related Fees during the years ended December 31, 2008 and December 31, 2007.

Tax Fees

There were no fees billed by Meaden & Moore for Tax Fees during the years ended December 31, 2008, and December 31, 2007.

All Other Fees

There were no fees billed by Meaden & Moore for Other Fees during the years ended December 31, 2008 and December 31, 2007.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following tables set forth information with respect to the beneficial ownership of Common Stock and Series B Preferred, our two classes of voting stock, as of April 1, 2009, by (i) each person or entity known by CBLI to own beneficially more than 5% of the outstanding shares of Common Stock or Series B Preferred, (ii) each CBLI director, (iii) each CBLI executive officer, and (iv) all Company executive officers and directors as a group. Beneficial ownership percentages are based on

•	14,311,077 shares of Common Stock outstanding, and

•	2,816,116 shares of Series B Preferred outstanding, each as of April 1, 2009.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants or conversion rights held by that person that are currently exercisable or will become exercisable within 60 days after April 1, 2009 are deemed outstanding. These shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, to the Company’s knowledge, each person or entity has sole voting power and dispositive control over the shares shown as owned.

COMMON STOCK

Name and Address	Number of Shares of Registrant Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

Directors and Executive Officers
Bernard L. Kasten	85,000	(1)	*
Director, Chairman of the Board
James J. Antal	85,000	(2)	*
Director
Paul E. DiCorleto	70,000	(3)	*
Director
Michael Fonstein	1,485,950	(4)	10.26%
Director, Chief Executive Officer, President
Andrei Gudkov	1,724,350	(5)	11.90%
Director, Chief Scientific Officer
Yakov Kogan	889,950	(6)	6.14%
Director, Chief Operating Officer, Secretary
H. Daniel Perez	85,000	(7)	*
Director
John A. Marhofer, Jr.	159,684	(8)	1.10%
Chief Financial Officer

All directors and officers as a group (eight people)	4,584,934		29.93%

5% Stockholders
The Cleveland Clinic Foundation(9)	1,341,000	(10)	9.37%
Sunrise Equity Partners, LP(11)	1,456,726	(12)	9.99%
Sunrise Securities Corp.(13)	1,456,726	(14)	9.99%
SF Capital Partners Ltd.(15)	800,683	(16)	5.30%
Enable Growth Partners, L.P.(17)	981,017	(18)	6.42%
Enable Opportunity Partners, L.P.(19)	981,017	(20)	6.42%
Pierce Diversified Strategy Master Fund, LLC, Ena(21)	981,017	(22)	6.42%

* Less than 1%.

(1) Includes options to purchase 85,000 shares of Common Stock, which are currently exercisable.

(2) Includes options to purchase 85,000 shares of Common Stock, which are currently exercisable.

(3) Includes options to purchase 70,000 shares of Common Stock, which are currently exercisable.

(4) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(5) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(6) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(7) Includes options to purchase 85,000 shares of Common Stock, which are currently exercisable.

(8) Includes options to purchase 159,684 shares of Common Stock, which are currently exercisable.

(9) 9500 Euclid Avenue, Cleveland, Ohio 44195.

(10) The Cleveland Clinic Foundation is an Ohio non-profit corporation. The power to dispose of and vote these shares is controlled by corporate governance procedures pursuant to the Code of Regulations adopted by The Cleveland Clinic Foundation. Pursuant to these Regulations, the power to dispose of these shares is vested with the Board of Trustees and the power to vote these shares is vested in the (i) Chairman of the Board of Trustees, currently A. Malachi Mixon, II, (ii) President of the Board of Trustees, currently Delos M. Cosgrove, M.D., (iii) Vice President of the Board of Trustees, currently Stephen R. Hardis, and (iv) Vice Chairman of the Board of Trustees, which office is currently vacant. Any vote so exercised by these officers is deemed to have been exercised by and on behalf of The Cleveland Clinic Foundation.

(11) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(12) Includes 1,185,962 shares of Common Stock owned by Sunrise Equity Partners, LP; 135,136 shares of Common Stock underlying a warrant, which is currently exercisable, owned by Sunrise Securities Corp.; and 135,628 shares of Common Stock underlying shares of Series B Preferred. Does not include all 899,358 shares of Common Stock underlying 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, LP, or all 78,205 shares of Common Stock underlying 52,174 shares of Series B Preferred owned by Sunrise Securities Corp. because conversion or voting of shares of Series B Preferred is limited to the extent that it would result in the owner and its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion or voting. Ownership of shares of Series B Preferred is set forth separately in the table titled “Series B Preferred” below. Also does not include 457,732 shares of Common Stock underlying a Series B Warrant owned by Sunrise Equity Partners, LP, 39,803 shares of Common Stock underlying a Series B Warrant owned by Sunrise Securities Corp., or 73,334 shares of Common Stock underlying a Series C Warrant owned by Sunrise Securities Corp., the exercise of which is also limited to the extent that after giving effect to such exercise, the owner and its affiliates would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low and Mr. Mandelbaum to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp. and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp. and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(13) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(14) Includes 135,136 shares of Common Stock underlying a warrant, which is currently exercisable, owned by Sunrise Securities Corp.; 1,185,962 shares of Common Stock owned by Sunrise Equity Partners, LP; and 135,628 shares of Common Stock underlying shares of Series B Preferred. Does not include all 78,205 shares of Common Stock underlying 52,714 shares of Series B Preferred owned by Sunrise Securities Corp., or all 899,358 shares of Common Stock underlying 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, LP because conversion or voting of shares of Series B Preferred is limited to the extent that it would result in the owner and its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion or voting. Ownership of shares of Series B Preferred is set forth separately in the table titled “Series B Preferred” below. Also does not include 39,803 shares of Common Stock underlying a Series B Warrant owned by Sunrise Securities Corp., 73,334 shares of Common Stock underlying a Series C Warrant owned by Sunrise Securities Corp., or 457,732 shares of Common Stock underlying a Series B Warrant owned by Sunrise Equity Partners, LP, the exercise of which is also limited to the extent that after giving effect to such exercise, the owner and its affiliates would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low and Mr. Mandelbaum to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp. and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp. and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(15) c/o Stark Offshore Management LLC, 3600 South Lake Drive, St. Francis, Wisconsin 53235.

(16) Includes 530,621 shares of Common Stock underlying 354,000 shares of Series B Preferred, and 270,062 shares of Common Stock underlying Series B Warrants. Conversion of Series B Preferred and exercise of Series B Warrants is limited to the extent that after giving effect to such conversion or exercise, the owner and its affiliates would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion or exercise. Michael A. Roth and Brian J. Stark have voting and investment control over securities owned by SF Capital Partners Ltd., but Messrs. Roth and Stark disclaim beneficial ownership of such securities.

(17) One Ferry Building, Suite 255, San Francisco, California 94111.

(18) Includes 509,636 shares of Common Stock underlying 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., 59,957 shares of Common Stock underlying 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 29,979 shares of Common Stock underlying 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Also includes 324,227 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P., 38,145 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., and 19,073 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(19) One Ferry Building, Suite 255, San Francisco, California 94111.

(20)  Includes 59,957 shares of Common Stock underlying 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., 509,636 shares of Common Stock underlying 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., and 29,979 shares of Common Stock underlying 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Also includes 38,145 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., 324,227 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P., and 19,073 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(21) One Ferry Building, Suite 255, San Francisco, California 94111.

(22) Includes 29,979 shares of Common Stock underlying 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena, 59,957 shares of Common Stock underlying 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 509,636 shares of Common Stock underlying 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P. Also includes 19,073 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena, 38,145 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., and 324,227 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

SERIES B PREFERRED

Name and Address	Number of Shares of Registrant Series B Preferred Beneficially Owned		Percentage of Class Beneficially Owned

5% Stockholders
SF Capital Partners Ltd.(1)	354,000	(2)	12.57%
Enable Growth Partners, L.P.(3)	400,000	(4)	14.20%
Enable Opportunity Partners, L.P.(5)	400,000	(6)	14.20%
Pierce Diversified Strategy Master Fund, LLC, Ena(7)	400,000	(8)	14.20%
Sunrise Equity Partners, LP(9)	652,174	(10)	23.16%
Sunrise Securities Corp.(11)	652,174	(12)	23.16%
Perella Weinberg Partners Xerion Master Fund Limited (13)	186,000	(14)	6.60%
Daniel J. Arbess (15)	186,000	(16)	6.60%
CAMOFI Master LDC (17)	181,872	(18)	6.46%
CAMHZN Master LDC (19)	181,872	(20)	6.46%

(1) c/o Stark Offshore Management LLC, 3600 South Lake Drive, St. Francis, Wisconsin 53235.

(2) Michael A. Roth and Brian J. Stark have voting and investment control over securities owned by SF Capital Partners Ltd., but Messrs. Roth and Stark disclaim beneficial ownership of such securities.

(3) One Ferry Building, Suite 255, San Francisco, California 94111.

(4) Includes 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(5) One Ferry Building, Suite 255, San Francisco, California 94111.

(6) Includes 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., and 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(7) One Ferry Building, Suite 255, San Francisco, California 94111.

(8) Includes 20,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena, 40,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 340,000 shares of Series B Preferred owned by Enable Growth Partners, L.P. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(9) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(10) Includes 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, L.P. and 52,174 shares of Series B Preferred owned by Sunrise Securities Corp. __________ of these shares, which possess __________ votes, are Eligible Series B Preferred, as defined in this Proxy Statement, for purposes of voting at the 2009 Annual Meeting of Stockholders. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low and Mr. Mandelbaum to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp., and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp., and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(11) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(12) Includes 52,174 shares of Series B Preferred owned by Sunrise Securities Corp. and 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, L.P. __________ of these shares, which possess __________ votes, are Eligible Series B Preferred, as defined in this Proxy Statement, for purposes of voting at the 2009 Annual Meeting of Stockholders. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low and Mr. Mandelbaum to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp., and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp., and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(13) 767 Fifth Avenue, 4th Floor, New York, New York 10153.

(14) Includes 140,000 shares of Series B Preferred owned by Perella Weinberg Partners Xerion Master Fund Limited and 46,000 shares of Series B Preferred owned by Daniel J. Arbess. Perella Weinberg Partners Xerion Equity LP (the “Manager”) is the investment manager of Perella Weinberg Partners Xerion Master Fund Limited (the “Master Fund”). Daniel J. Arbess, in his capacity as the portfolio manager of the Master Fund and in his capacity as an authorized signatory of the Manager, has voting and dispositive power with respect to such shares. Each of the Manager, the Master Fund and Mr. Arbess disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest.

(15) 767 Fifth Avenue, 4th Floor, New York, New York 10153.

(16) Includes 46,000 shares of Series B Preferred owned by Daniel J. Arbess and 140,000 shares of Series B Preferred owned by Perella Weinberg Partners Xerion Master Fund Limited. Perella Weinberg Partners Xerion Equity LP (the “Manager”) is the investment manager of Perella Weinberg Partners Xerion Master Fund Limited (the “Master Fund”). Daniel J. Arbess, in his capacity as the portfolio manager of the Master Fund and in his capacity as an authorized signatory of the Manager, has voting and dispositive power with respect to such shares. Each of the Manager, the Master Fund and Mr. Arbess disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest.

(17) c/o Centrecourt Asset Management LLC, 350 Madison Avenue, New York, New York 10017.

(18) Includes 146,158 shares of Series B Preferred owned by CAMOFI Master LDC and 35,714 shares of Series B Preferred owned by CAMHZN Master LDC. Richard Smithline, director of CAMOFI Master LDC and CAMHZN Master LDC, exercises voting and dispositive control over these shares.

(19) c/o Centrecourt Asset Management LLC, 350 Madison Avenue, New York, New York 10017.

(20) Includes 35,714 shares of Series B Preferred owned by CAMHZN Master LDC and 146,158 shares of Series B Preferred owned by CAMOFI Master LDC. Richard Smithline, director of CAMOFI Master LDC and CAMHZN Master LDC, exercises voting and dispositive control over these shares.

PROPOSAL 2
RATIFICATION OF AUDITOR

The Audit Committee of the Board of Directors has appointed Meaden & Moore, Ltd., independent registered public accountants, as the independent auditor of CBLI’s financial statements for the year ending December 31, 2009.

If our stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of CBLI and its stockholders.

Meaden & Moore, Ltd. has been CBLI’s independent registered public accounting firm since May 2005. Representatives of Meaden & Moore, Ltd. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors recommends that stockholders vote FOR the appointment of Meaden & Moore, Ltd. as the independent auditor of CBLI’s financial statements for the year ending December 31, 2009.

PROPOSAL 3
APPROVAL OF THE ISSUANCE OF COMMON STOCK ISSUABLE UPON CONVERSION
OF SERIES D PREFERRED OR EXERCISE OF WARRANTS

Pursuant to Securities Purchase Agreements entered into on February 13, 2009, March 20, 2009, and March 27, 2009, we sold approximately $5.4 million worth of Series D Preferred and Warrants to purchase Common Stock to various accredited investors. As partial compensation for services rendered as executive placement agent in the private placement, we also issued Warrants to purchase Common Stock to GSS and its designees.

The Series D Preferred are convertible into shares of our Common Stock at a conversion price of $1.40 per share.  At this initial conversion price, one share of Series D Preferred can be converted into approximately 7,143 shares of Common Stock. The Warrants are exercisable at an exercise price of $1.60 per share. The conversion price of the Series D Preferred and the exercise prices of the Warrants are subject to anti-dilution and other adjustments that could have the effect of increasing the total number of shares of Common Stock issuable upon their conversion or exercise. In addition, the conversion price of the Series D Preferred is subject to certain automatic adjustments, which will cause the number of shares of Common Stock into which the Series D Preferred are convertible to increase.

Without taking into account any anti-dilution or other adjustments, upon stockholder approval, a total of up to 8,142,508 shares of Common Stock may be issued upon conversion of the Series D Preferred or exercise of the Warrants. The Series D Preferred issued in the private placement are convertible into a total of 3,877,386 shares of Common Stock, and the Warrants issued in the private placement are exercisable for a total of 4,265,122 shares of Common Stock (including 387,736 shares of Common Stock underlying the Warrants issued to GSS and its designees); provided, however, that 5,372,348 of the shares of Common Stock underlying the Series D Preferred and the Warrants are not issuable until stockholder approval is obtained.

Our Common Stock is listed on The NASDAQ Capital Market and is subject to The NASDAQ Marketplace Rules. The listing requirements under those rules require stockholder approval for private placements of securities that are convertible into, or exercisable for, 20% or more of an issuer’s outstanding listed securities prior to the private placement. To ensure compliance with The NASDAQ Marketplace Rules, the total number of shares of our Common Stock that are issuable upon conversion or exercise, as applicable, of the Series D Preferred and the Warrants is limited as set forth above.

We are therefore seeking stockholder approval of the issuance of shares of our Common Stock

•	upon conversion of the Series D Preferred; and

•	upon exercise of the Warrants.

For your consideration of Proposal 3, a description of the material terms of the private placement is set forth below to provide you with basic information concerning the private placement. However, the description below is not a substitute for reviewing the full text of the referenced documents, which were attached as exhibits to the Company’s Current Report on Form 8-K as filed with the SEC on March 30, 2009, and are available upon written request to the Secretary of the Company at its headquarters.

Overview

The Company entered into the Purchase Agreement with the Purchasers, pursuant to which the Company agreed to sell to the Purchasers, in a private placement, Series D Preferred convertible into an aggregate of 3,877,386 shares of Common Stock, and Warrants to purchase 3,877,386 shares of Common Stock. The final closing of the transactions contemplated by the Purchase Agreement occurred on March 27, 2009.

In connection with the private placement, the Company:

•	filed the Certificate of Designation with the Secretary of State of the State of Delaware, in order to designate and establish the shares of Series D Preferred;

•
entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale with the SEC the shares of Common Stock issuable pursuant to the private placement;

•	issued Warrants to GSS and its designees as partial compensation for its services as exclusive placement agent in the private placement; and

•
entered into Voting Agreements with the directors, executive officers, and certain stockholders of the Company, dated February 13, 2009 and March 20, 2009 (the “Voting Agreements”), pursuant to which such directors, executive officers and stockholders agreed to vote all of their shares in favor of (i) approval of the issuance of all of the Common Stock issuable upon conversion of the Series D Preferred and exercise of the Warrants, and (ii) approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000 (see Proposal 4).

The shares subject to the Voting Agreement accounted for approximately ____% of all votes entitled to be cast as of the Record Date.

The aggregate purchase price paid by the Purchasers for the Series D Preferred and the Warrants was approximately $5.4 million. After related fees and expenses, the Company received net proceeds of approximately $4.5 million.

The Company entered into the private placement for a variety of reasons. Our management reviewed our short-term and long-term capital requirements, including projected costs associated with clinical trials for our existing compounds and other opportunities to develop our product compounds. Our management determined, after reviewing the Company’s capital requirements, that additional working capital was necessary for us to support and pursue our research, development, clinical and regulatory objectives, and they sought to explore financing alternatives.

Over the course of several months, management explored and evaluated several financing options, including various financing structures. Given the difficult economic environment, securing financing proved to be a challenging endeavor. Our management ultimately determined that the private placement was the best available alternative and would provide the necessary capital to pursue the Company’s short-term and long-term strategic goals. The Board took into consideration, in light of the Company’s capital requirements and the economic environment, the likelihood and timing of consummating this or similar transactions and the market for available capital. Only after satisfying itself that the terms of the private placement were reasonable and also in the best interests of the Company and its stockholders, did the Board of Directors authorize management to proceed to consummation of the transaction.

Series D Preferred

To designate and establish the shares of Series D Preferred, the Company filed its Certificate of Designation on February 13, 2009 with the Secretary of State of the State of Delaware.

Dividends, Liquidation and Distributions; Rank

No dividends are payable on the Series D Preferred, except that if the Company pays any dividends on the Common Stock, the Series D Preferred will participate on an as-converted basis.  The Series D Preferred ranks junior to the Series B Preferred and senior to all shares of Common Stock.  As long as any share of Series B Preferred is outstanding, (a) the Company may not make any distributions on the Series D Preferred, unless either (i) each holder of the outstanding Series B Preferred has been paid in full all dividends and other distributions to which such holder is then entitled or (ii) the holders of a majority of the Series B Preferred have consented to the distribution, and (b) the Company may not redeem any of the Series D Preferred.  In no event may the Company redeem or pay any cash distributions on Series D Preferred except in each case out of funds legally available therefor.

Conversion

Each share of Series D Preferred is convertible into a number of shares of Common Stock equal to (1) the stated value of the share ($10,000), divided by (2) the Conversion Price, which is currently $1.40, subject to adjustment as discussed below.

If the Company does not (i) receive authorization from the FDA to initiate “double-blind” clinical trials to evaluate the safety, pharmacokinetics and pharmacodynamics of Protectan CBLB502 in healthy human volunteers by December 31, 2009, or (ii) file its biologic license application for use of Protectan CBLB502 for the mitigation of acute radiation syndrome in individuals exposed to whole body radiation by December 31, 2010 (each a “Milestone”), then, upon missing either Milestone, the Conversion Price will, unless the closing price of the Common Stock is greater than $3.69 (subject to adjustment) on the date the Milestone is missed, be reduced to 80% of the Conversion Price in effect on that date (the “Milestone Adjustment”).  In addition to the Milestone Adjustment, (a) on August 13, 2009 (the “Initial Adjustment Date”), the Conversion Price shall be reduced to 95% of the then Conversion Price, and (b) on each three month anniversary of the Initial Adjustment Date (each, an “Adjustment Date”), the then Conversion Price shall be reduced by $0.05 (subject to adjustment).  The Conversion Price is also subject to proportional adjustment in the event of any stock split, stock dividend, reclassification or similar event with respect to the Common Stock and to anti-dilution adjustment in the event of any Dilutive Issuance (as defined in the Certificate of Designation and described below).

If the closing price of the Common Stock for each of any 20 consecutive trading days after the effective date of the initial registration statement filed pursuant to the Registration Rights Agreement (the “Effective Date”) exceeds 300% of the then effective Conversion Price and various other equity conditions are satisfied, the Series D Preferred will automatically convert into shares of Common Stock.

Notwithstanding the conversion and exercise rights of holders of Series D Preferred and Warrants, the Company may not effect any conversion of Series D Preferred or exercise of Warrants to the extent that, after giving effect to the conversion or exercise, the holder would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series D Preferred or exercise of the Warrants.

Voting

The holders of the Series D Preferred have no voting rights except with respect to specified matters affecting the rights of the Series D Preferred.

Maturity

At any time after February 13, 2012, the Company may, if various equity conditions are satisfied, elect either to redeem any outstanding Series D Preferred in cash for an amount equal to the stated value of the outstanding Series D Preferred plus any other amounts due and payable on the Series D Preferred or to convert any outstanding Series D Preferred into shares of Common Stock based on the Conversion Price then in effect.

Sinking Fund

If the Company (a) receives any cash funds from fees, royalties or revenues as a result of the license of any of its intellectual property after satisfaction of any obligations to Cleveland Clinic Foundation (such net proceeds the “IP Proceeds”), (b) pursuant to awards made after the date hereof, receives cash funds from development grants from any government agency for the development of (i) anti-cancer applications of any of the Company’s curaxin compounds or (ii) anti-cancer or biodefense applications for the Company’s Protectan CBLB502 compound (the “Governmental Grant Proceeds”), then the Company must deposit (1) 40% of the IP Proceeds, (2) 20% of the Governmental Grant Proceeds and (3) any other funds that the Company voluntarily wants to contribute into an escrow account (the “Sinking Fund”).  At any time after the later of the Effective Date and the six-month anniversary of the initial contribution by the Company to the Sinking Fund, but no more than once in every six-month period, the Company will be required to use the funds then in the Sinking Fund to redeem outstanding shares of Series D Preferred from the holders on a pro rata basis, at a premium of 15% to the stated value through February 13, 2010, and 20% thereafter, except those of such shares that the holders elect to convert, which will be converted using the same premium to the stated value.  The Company may not redeem any of the Series D Preferred, whether through use of amounts in the Sinking Fund or otherwise, while any shares of the Series B Preferred are outstanding.  After all of the shares are redeemed or converted, any remaining funds in the Sinking Fund (i.e., those funds that would have been used to redeem shares that were instead converted) may be withdrawn from the Sinking Fund by the Company and used by the Company in its discretion.

Triggering Events

In the event of a Triggering Event (as defined in the Certificate of Designation and described below), any holder of Series D Preferred may require the Company (A) to redeem all of its Series D Preferred shares, at a redemption price representing a premium to the stated value of the Series D Preferred (determined in accordance with the Certificate of Designation), payable in cash or shares of Common Stock (depending on the nature of the Triggering Event, the election of the holder and/or limitations imposed by the certificate of designations for the Series B Preferred), or (B) under certain circumstances, reduce the Conversion Price then in effect as provided in the Certificate of Designation.

Triggering Events include, among other things: (i) the failure of the initial registration statement filed pursuant to the Registration Rights Agreements (as defined below) to be declared effective by the SEC on or prior to the 90th calendar day (or the 180th calendar day, in the event of a “full review” by the SEC) following the earlier of (a) the receipt of stockholder approval of the Series D Transaction, or (b) June 27, 2009 (i.e., the 90th calendar day following the termination of the offering of the securities pursuant to the Purchase Agreement); (ii) the failure by the Company to convert Series D Preferred within five trading days after the underlying shares of Common Stock are required to be delivered or the Company’s delivery of notice to any holder of Series D Preferred of the Company’s intention not to comply with requests for conversion of shares of Series D Preferred; (iii) the failure by the Company to file with the SEC a request for acceleration of the effectiveness of a registration statement within five trading days of the date the Company is notified by the SEC that such registration statement will not be reviewed, or the failure to respond to SEC comments regarding a registration statement within 20 business days after the receipt of comments, which events are not cured within 30 calendar days; (iv) after the Company obtains stockholder approval for an increase in the authorized number of shares of Common Stock (as discussed in more detail below under Proposal 4), the failure by the Company to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to the holders of Series D Preferred upon conversion, (v) the redemption of more than a de minimis number of junior securities, other than repurchases of Common Stock or Common Stock equivalents from departing officers and directors (up to a maximum of $100,000) for so long as any Series D Preferred remains outstanding, (vi) the occurrence of a Change of Control Transaction, which includes the acquisition of the Company, the merger of the Company, a sale of substantially all of the Company’s assets, or a replacement of more than one-half of the Board within a one-year period that is not approved by a majority of the members of the Board, (vii) the occurrence of a Bankruptcy Event (as defined in the Certificate of Designation), or (viii) the Common Stock fails to be listed or quoted on a trading market for more than five trading days, which need not be consecutive days.

Participation in Future Financings

From the date on which no shares of the Company’s Series B Preferred are outstanding until the date that no shares of Series D Preferred are outstanding, upon any issuance by the Company of Common Stock or securities convertible into or exercisable for Common Stock, the holders of Series D Preferred have the right to participate in such subsequent financing such that they may maintain their same percentage ownership of the Company, assuming full conversion of the Series D Preferred. Certain transactions are not subject to this participation right, including shares of Common Stock or stock options issued to employees, consultants, officers or directors of the Company pursuant to a stock incentive plan, or underwritten public offerings of Common Stock.

Also, from the date on which no shares of Series B Preferred are outstanding until the earlier of (x) the date that a Purchaser no longer holds any Series D Preferred, or (y) the three year anniversary of the applicable Purchase Agreement, upon any issuance by the Company of Common Stock or securities convertible into or exercisable for Common Stock, the holders of Series D Preferred have the right to elect to exchange their shares of Series D Preferred for the securities issued in the financing on the basis of $0.90 in stated value or principal amount, as applicable, of such preferred stock or debt for each $1.00 of outstanding stated value of Series D Preferred.

Warrants

The Warrants have a seven-year term and an exercise price of $1.60.  The Warrants are exercisable in cash, but if the registration statement to be filed pursuant to the Registration Rights Agreement is not effective and available to a holder of the Warrants after the earlier of (1) the one year anniversary of the Purchase Agreement and (2) the completion of the applicable holding period required pursuant to Rule 144 under the Securities Act of 1933, such holder may also exercise the Warrants on a cashless (net issue) basis.

The exercise price of, and number of shares subject to the Warrants are subject to proportional adjustment in the event of any stock splits, stock dividend, reclassifications or similar event with respect to the Common Stock.  The exercise price is also subject to reduction pursuant to anti-dilution provisions similar to those in the Certificate of Designation.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company also entered into the Registration Rights Agreement with the Purchasers.  Under the Registration Rights Agreement, the Company granted the Purchasers certain registration rights with respect to the Common Stock issuable upon conversion of the Series D Preferred and exercise of the Warrants. On or prior to the 30th calendar day following the earlier of (a) the receipt of stockholder approval of the Series D Transaction, or (b) June 27, 2009 (i.e., the 90th calendar day following the termination of the offering of the securities pursuant to the Purchase Agreement), the Company is required to file a registration statement on Form S-3 (or another appropriate form) with the SEC, covering the resale of all or such maximum portion of the shares of Common Stock underlying the Series D Preferred and the Warrants as permitted by guidance from the SEC.

Stockholder Approval and Voting Agreement

Under The NASDAQ Marketplace Rules, the Company may not issue more than an aggregate of 2,770,160 shares of Common Stock upon the conversion of the Series D Preferred and the exercise of the Warrants into Common Stock unless stockholder approval is obtained, and the Certificate of Designation reflects this limitation.  In addition, stockholder approval is also required for an amendment to the Company’s charter to provide for an increase in authorized shares of Common Stock from 40,000,000 to no less than 60,000,000.  Under the Amendment and Waiver Agreement and the Amendment and Reaffirmation Agreement, the Company is required to seek these approvals at a meeting of its stockholders held no later than June 26, 2009.

On February 13, 2009, the Company entered into a Voting Agreement with Bernard L. Kasten, James J. Antal, Paul E. DiCorleto, Michael Fonstein, Andrei Gudkov, Yakov Kogan, H. Daniel Perez, John A. Marhofer, Jr. and The Cleveland Clinic Foundation, under which each of them agreed to vote in favor of these approvals. The Company entered into an additional Voting Agreement with other stockholders of the Company on March 20, 2009, under which such stockholders also agreed to vote in favor of these approvals.  The shares subject to the Voting Agreement accounted for ____% of all votes entitled to be cast as of the Record Date.

Anti-Dilution Provisions

The Series D Preferred and the Warrants contain certain anti-dilution provisions that, if triggered, could have the effect of increasing the number of shares of Common Stock into which a share of Series D Preferred is convertible and for which each Warrant is exercisable.  These provisions come into effect if the Company, among other things, issues shares of Common Stock, options to purchase shares of Common Stock, or securities convertible into or exercisable for shares of Common Stock, in each case at an effective price per share that is lower than the Conversion Price of the Series D Preferred or the exercise price of the Warrants then in effect.  These provisions are not triggered by issuances pursuant to any stock incentive plan approved by a majority of the non-employee members of the Board of Directors; conversion of the Series D Preferred or exercise of the Warrants; conversion or exercise of securities convertible into or exercisable for shares of Common Stock outstanding prior to the private placement; or issuances pursuant to certain acquisitions or strategic transactions.

If the anti-dilution provisions are triggered, the conversion price of the Series D Preferred and the exercise price of the Warrants would be reduced to equal the effective price per share of the securities issued in the Dilutive Issuance. The reduced conversion price of the Series D Preferred would have the effect of increasing the number of shares of Common Stock into which a share of Series D Preferred is convertible, and thus the dilutive effect of the private placement could be substantially greater.

Impact of the Series D Transaction on Series B Preferred, Series B Warrants and Series C Warrants

Immediately after the completion of the Series D Transaction, pursuant to weighted-average anti-dilution provisions, (a) the conversion price of the Company’s Series B Preferred adjusted to $4.67 (from an original conversion price of $7.00 prior to the Series D Transaction), causing the conversion rate of the Series B Preferred into Common Stock to become approximately 1-to-1.49893; and (b) the aggregate number of shares of Common Stock into which the 2,863,974 shares of then outstanding Series B Preferred were convertible increased to approximately  from 4,292,901 (from 2,863,974 prior to the Series D Transaction).  In addition, pursuant to weighted-average anti-dilution provisions, (i) the exercise prices of the Company’s Series B Warrants and Series C Warrants adjusted, to $6.79 and $7.20, respectively, from the exercise prices of $10.36 and $11.00, respectively, that were in effect prior to the Series D Transaction, and (ii) the aggregate number of shares issuable upon exercise of the outstanding Series B Warrants and the Series C Warrants increased to approximately 3,609,261 and 408,032, respectively (from 2,365,528 and 267,074, respectively, prior to the Series D Transaction).

Consequences if Stockholder Approval is Not Obtained

We have agreed to seek stockholder approval of (i) the issuance of the securities pursuant to the private placement and (ii) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock (see Proposal 4) no later than June 26, 2009. If we obtain stockholder approval of these proposals at the 2009 Annual Meeting of Stockholders, this requirement will have been satisfied. However, if stockholder approval is not obtained at the 2009 Annual Meeting, we are obligated under the Purchase Agreement to cause an additional stockholder meeting to be held every 60 days thereafter until stockholder approval is obtained.

Until stockholder approval is obtained, Series D Preferred and Warrants convertible into or exercisable for approximately 5,372,348 shares of Common Stock will not be convertible or exercisable.

The Board of Directors recommends that stockholders vote FOR the approval of the issuance of Common Stock issuable upon conversion of the Series D Preferred or exercise of the Warrants.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
40,000,000 TO 80,000,000

Overview

The Board of Directors has adopted a resolution deeming it to be advisable and in the best interests of the Company and its stockholders to increase the authorized shares of Common Stock from 40,000,000 to 80,000,000, and directed that the proposed action be submitted for consideration at our 2009 Annual Meeting of Stockholders. The complete text of the proposed amendment to the Certificate of Incorporation is attached as Appendix A. Please read Appendix A in its entirety.

Purpose and Effect of the Increase of the Number of Authorized Shares of Common Stock

As of April 1, 2009, we had 14,311,077 issued and outstanding shares of Common Stock, 10,755,386 shares of Common Stock reserved in connection with the Series B Transaction, 8,142,508 shares of Common Stock reserved in connection with the Series D Transaction, 919,416 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants (excluding warrants issued in connection with the Series B Transaction or Series D Transaction), 1,938,742 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options, and 2,066,966 shares of Common Stock reserved for issuance under the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Incentive Plan”). The Company is currently authorized to issue 40,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. Accordingly, as of April 1, 2009, 1,865,905 shares of our Common Stock remained unreserved and available for future issuance. No increase in shares of preferred stock is being sought under this Proposal 4.

Pursuant to the terms of the Series B Transaction, we are required to have reserved for issuance no less than 130% of the maximum number of shares of Common Stock issuable upon conversion of the Series B Preferred and exercise of the Series B Warrants and Series C Warrants, ignoring any conversion or exercise limits set forth therein. Pursuant to the terms of the Series D Transaction, we are required to have reserved for issuance no less than the maximum aggregate number of shares of Common Stock issuable upon conversion of the Series D Preferred and exercise of the Warrants, ignoring any conversion or exercise limits set forth therein.

Because the conversion price of the Series D Preferred is subject to reduction as a result of certain automatic adjustments, milestone adjustments, anti-dilution protections, and other adjustments described under Proposal 3, the number of shares of Common Stock into which the Series D Preferred are convertible will increase, which will necessitate the reservation of additional shares of Common Stock underlying the Series D Preferred. Furthermore, as the conversion price of the Series D Preferred and the exercise price of the Warrants undergo reductions from time to time as described herein, each such event will constitute a dilutive issuance under the terms of the Series B Transaction, thus causing the number of shares of Common Stock into which the Series B Preferred are convertible and the Series B Warrants and Series C Warrants are exercisable to further increase, which will also necessitate the reservation of additional shares of Common Stock underlying the Series B Preferred, Series B Warrants, and Series C Warrants. As a consequence of these potential adjustments, we agreed to seek stockholder approval of an amendment to increase our authorized Common Stock.

In addition, in the event the Board of Directors deems it to be in the best interests of the Company to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock and the price per share of Common Stock in such issuance is below the then conversion or exercise prices of the securities issued in the Series B Transaction or the Series D Transaction, the number of shares of Common Stock into which such securities may be converted or exercised will increase, which will also necessitate the reservation of additional shares of Common Stock.

The proposed increase in Common Stock, if approved, would give rise to additional authorized but unissued shares of Common Stock.  The Board of Directors could then cause the issuance of additional shares of Common Stock without further stockholder approval, unless stockholder approval is otherwise required by law or the rules of NASDAQ or any stock exchange on which our Common Stock is then listed. The additional shares of Common Stock would have rights identical to the currently outstanding Common Stock. The issuance of additional shares of Common Stock could decrease the proportionate equity interest and voting power of our current stockholders and, depending on the price paid for the additional shares, could result in dilution in the book value of shares held by the current stockholders. The holders of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock.

The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will help the Company meet its future needs and give it greater flexibility in responding to advantageous business or capital-raising opportunities. The additional authorized shares of Common Stock will be available for use in connection with possible capital raising transactions, mergers and acquisitions, employee benefit plans, stock dividends and other general corporate purposes. The current number of authorized shares of Common Stock was established three years ago prior to our becoming a public company, and the Board of Directors believes that an increase is reasonable and advisable in view of our growth and capital structure needs since that time. We currently have no specific plans or understandings with respect to the issuance of any shares of our Common Stock, except as described in this Proxy Statement or in connection with awards issued from time to time under our Equity Incentive Plan.

The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the proposal. For example, shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of the Company more difficult, or be issued to discourage persons from attempting to gain control of the Company.

In addition, the increase authorized by Proposal 4 could permit the Company to issue Common Stock to persons supportive of management’s position, who may then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Likewise, shares could be used to facilitate the adoption of measures intended to deter unfair or coercive takeover tactics not believed to be in the best interests of shareholders.

The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and the proposed increase in authorized Common Stock is not being presented with the intent that it be utilized as a type of anti-takeover device.

Consequences if Stockholder Approval is Not Obtained

We have agreed to seek stockholder approval of (i) the issuance of the securities pursuant to the private placement (see Proposal 3) and (ii) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock no later than June 26, 2009. If we obtain stockholder approval of these proposals at the 2009 Annual Meeting of Stockholders, this requirement will have been satisfied. However, if stockholder approval is not obtained at the 2009 Annual Meeting, we are obligated under the Purchase Agreement to cause an additional stockholder meeting to be held every 60 days thereafter until stockholder approval is obtained.

The Board of Directors recommends that stockholders vote FOR the approval of an amendment to CBLI’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008, regarding Common Stock that may be issued under the Company’s equity compensation plans, including the Equity Incentive Plan.  Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act).

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders	1,966,927	$6.04	2,080,332
Equity compensation plans not approved by security holders	269,981	$2.25	-
Total	2,236,908	$5.58	2,080,332

MISCELLANEOUS AND OTHER MATTERS

Proposals of Stockholders— In accordance with Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended to be considered for inclusion in the Company’s proxy statement for the 2010 Annual Meeting of Stockholders must be received by the Secretary of CBLI not less than 120 days prior to April 29, 2010. In addition, Article II, Section 4 of the Company’s Second Amended and Restated By-Laws (the “Notice Provision”) provides that for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such notice so that it is received by, the Secretary of the Company, at the principal executive offices of the Company, not less than 90 days, nor more than 120 days, prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. Proposals of stockholders intended to be considered at CBLI’s 2010 Annual Meeting of Stockholders must be received by the Secretary of CBLI not less than 90 days, nor more than 120 days, prior to June 25, 2010.

Cost of Solicitation— The cost of CBLI's proxy solicitation will be borne by CBLI. CBLI may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CBLI's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CBLI for their reasonable out-of-pocket expenses of solicitation.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other employees of CBLI. No additional compensation will be paid to directors, officers or other employees for such services.

Delivery to Security Holders Sharing an Address— Only one Notice and Proxy Statement is being delivered to multiple security holders sharing an address unless contrary instructions have been received from one or more of the security holders. A separate copy of the Notice and Proxy Statement may be requested by writing to us at 73 High Street, Buffalo, NY 14203 or by calling us at (716) 849-6810.

APPENDIX A

FORM OF
THIRD CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CLEVELAND BIOLABS, INC.

Cleveland BioLabs, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Act”), DOES HEREBY CERTIFY THAT:

1.           Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 90,000,000 shares, which shall be divided as follows:  (i) 80,000,000 shares of Common Stock, par value $0.005 per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, par value $0.005 per share (“Preferred Stock”).

Each share of Common Stock shall have the right to one vote with respect to any question upon which holders of Common Stock have the right to vote, except as set forth herein or any limitations required by law.  The holders of shares of Common Stock shall not have cumulative voting rights.

Preferred Stock may be issued from time to time in one or more series.  Subject to the other provisions of this Certificate of Incorporation and any limitations prescribed by law, the Board of Directors of the Corporation (the “Board”) is authorized to provide for the issuance of and issue shares of Preferred Stock in series and, by filing a certificate pursuant to the laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Subject to the other provisions of this Certificate of Incorporation (the “Certificate”) and any limitations prescribed by law, shares of each such series may (i) rank senior to shares of any capital stock as to the payment of the distribution of assets on liquidation; (ii) bear a stated dividend and/or rank senior to shares of any capital stock as to the payment of dividends; (iii) be redeemable by the holder thereof; (iv) have voting or other rights with respect to the control of the Corporation which rank senior to shares of any outstanding capital stock; or (v) otherwise have rights, powers or preferences which are senior or otherwise superior to shares of any outstanding capital stock.  Subject to the other provisions of this Certificate and any limitations prescribed by law, no consent of the holders of Common Stock or any outstanding series of Preferred Stock, shall be required in connection with such authorization and issuance by the Board of Directors of any such series of Preferred Stock.”

2.           The aforementioned amendment was duly adopted in accordance with the provisions of Section 242 of the Act and has been consented to by the stockholders, with proper notice given, in accordance with Section 228 of the Act.

CLEVELAND BIOLABS, INC.

VOTE BY INTERNET OR TELEPHONE QUICK «««EASY ««« IMMEDI ATE

As a stockholder of Cleveland Biolabs, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 24, 2009.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your by Proxy Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy, Have your proxy card available when you call. Follow voting instruction to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTORNICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
CLEVELAND BIOLABS, INC .	Please mark your votes like this	☒

									FOR	AGAINST	ABSTAIN
1.	Election of Directors NOMINEES:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee to the left)	2.	Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ending December 31, 2009	☐	☐	☐
									FOR	AGAINST	ABSTAIN
01 03 05 07	James J. Antal Michael Fonstein Bernard L. Kasten H. Daniel Perez	02 04 06	Paul E. DiCorleto Andrei Gudkov Yakov Kogan	☐	☐	☐	3.	Approval of the issuance of common stock issuable upon conversion of Series D Preferred and exercise of Warrants	☐	☐	☐
									FOR	AGAINST	ABSTAIN
	_____________________________________________________ (Except nominee(s) written above.)						4.	Approval of an Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000	☐	☐	☐

	Label Area 4” x 1 1/2”							The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

	PRINT AUTHORIZATION			(THIS BOXED AREA DOES NOT PRINT)				UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO SUNGUARD WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS		COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:__________________________________ DATE:________ TIME:_______
Registered Quantity __________________ Broker Quantity________________
Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

Signature _____________________________________ Signature _____________________________________ Date ________, 2009.
Note: Please sign exactly as name appears hereon. When shares are held by join owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders—June 25, 2009

The undersigned appoints Michael Fonstein and John A. Marhofer, Jr., and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 25, 2009, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Annual Meeting of Stockholders to be held on June 25, 2009, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditor as described in Proposal 2, FOR the approval of the issuance of Common Stock issuable upon conversion of Series D Preferred and exercise of Warrants, as described in Proposal 3 and FOR the approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000 as described in Proposal 4.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)